UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman	KY1-1104 Cayman Islands
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01

On July 8, 2021, SMART Global Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC as underwriter named therein (the “Underwriter”) and the selling shareholders named therein (collectively, the “Selling Shareholders”). Pursuant to the terms of the Underwriting Agreement, the Selling Shareholders have agreed to sell, and the Underwriter has agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 3,000,000 of the Company’s ordinary shares in an SEC-registered public offering (the “Offering”). The Company will not receive any proceeds from the sale of shares by the Selling Shareholders.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Shareholders, customary conditions to closing, indemnification obligations of the Company, the Selling Shareholders and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-227451), including the prospectus dated September 20, 2018 contained therein, and the prospectus supplement dated July 8, 2021. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Maples & Calder, regarding certain Cayman Islands law matters concerning the ordinary shares sold in the offering.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of July 8, 2021, by and among SMART Global Holdings, Inc., the Selling Stockholders and Morgan Stanley & Co. LLC, as the underwriter named therein

5.1	Opinion of Maples and Calder

23.1	Consent of Maples and Calder (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ KEN RIZVI
Name:	Ken Rizvi
Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: July 13, 2021